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                    Supplement Dated October 29, 1999 to the
          Statement of Additional Information Dated November 27, 1998

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                           NUVEEN INVESTMENT TRUST II

                         Nuveen Rittenhouse Growth Fund

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  Effective October 29, 1999, the following are changes relating to the purchase of shares of the Fund.

1. The first bullet point in the section entitled " Elimination of Sales Charge on Class A Shares" is revised as follows:

  Class A Shares of the Fund may be purchased at net asset value without a sales charge, and may be purchased by the following categories of investors:

  . investors purchasing $1.0 million or more. Nuveen may pay Authorized
    Dealers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amount.

2. The Group Purchase Program requirements have been modified. The minimum initial investment in Class A Shares of a Fund or portfolio for each participant is $50 provided that the group invests at least $3,000 in the Fund, and the minimum monthly investment in Class A Shares of the Fund or portfolio by each participant in the program is $50.

3. Class R Shares are available for single purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for purchases by any officer, director or bona fide employee of any investment advisory partner of Nuveen that provides sub-advisory services for a Nuveen product, or their immediate family members.

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